PROJECT PROFILE
Estoria Cooperative Oak Marsh Oakdale, MN

PROJECT DESCRIPTION

The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $44.7 million new construction of Estoria Cooperative Oak Marsh, a senior housing community located in Oakdale, Minnesota. The development will include a four-story building with 87 units and 139 total parking stalls, 114 of which are underground and 25 surface. The building will offer 18 different floor plans ranging from one bedroom/one bath to three bedrooms/two baths and a den. Each unit will offer modern appliances, in-unit laundry, private balconies, and upscale finishes.

Residents will enjoy amenities including a fitness room, community room with kitchen, music and game rooms, outdoor patio with grills and firepit, a dog wash, individual storage lockers and heated underground parking. The cooperative will provide a comfortable and connected lifestyle for seniors in a desirable and well-developed neighborhood.

The 5.9-acre site offers excellent access to Interstates 494 and 94 and is conveniently located near shopping centers such as Woodbury Lakes and Tamarack Village, as well as M Health Fairview Woodwinds Hospital and several clinics. The area also features nearby parks, a golf course, and a public library.

HIT ROLE	The HIT is providing $21.5 million to purchase taxable Ginnie Mae Construction Loan Certificates and a Permanent Loan Certificate. This project represents the HIT’s 85th development in the Twin Cities and the 115th in Minnesota.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $21.5. Million	Total Development Cost $44.7 Million	87 Units	325,400 Hours of Union Construction Work Generated	$10.4 Million Tax revenue generated	$73.5 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of June 30, 2025. Economic impact data is in 2024 dollars and all other figures are nominal.

PROJECT PROFILE | Estoria Cooperative Oak Marsh – Oakdale, MN

“Oakdale is a neighborhood where many union members live, and through the HIT our pension funds are being put to work to create career sustaining blue collar job opportunities, so our members can work where they live. I’m proud that the HIT is investing in a hardworking community like Oakdale, through a project that is creating homeownership opportunities for our seniors.”

- Matt Fairbanks Business Manager/SMART Local 10 President/St. Paul BCTC

ABOUT THE HIT	The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest practitioners of socially responsible impact investing, with a track record of 40 years that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

7/2025

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com